ETFS TRUST

ETFS Bloomberg All Commodity Strategy K-1 Free ETF

ETFS Bloomberg All Commodity Longer Dated Strategy K-1 Free ETF

ETFS Bloomberg Agriculture Commodity Strategy K-1 Free ETF

ETFS Bloomberg Energy Commodity Strategy K-1 Free ETF

ETFS Bloomberg Energy Commodity Longer Dated Strategy K-1 Free ETF

(each, a “Fund” and, together, the “Funds”)

Supplement dated February 16, 2018

to the currently effective Statement of Additional Information (“SAI”)
for the Funds

This supplement provides new and additional information beyond that contained in the SAI for the Funds and should be read in conjunction with the SAI.

Pursuant to the Investment Advisory Agreement between ETF Securities Advisors LLC (the “Advisor”) and the ETFS Trust (the “Trust”), on behalf of each Fund (the “Advisory Agreement”), the Advisor has agreed to pay all expenses of the Funds, except for certain expenses enumerated in the fourth full paragraph under the “Management of the Trust—Investment Advisor” section of the SAI. At an in-person meeting of the Board of Trustees of the Trust (the “Board”) held on December 5, 2017, the Board approved an amendment to the Advisory Agreement to reflect that, effective December 6, 2017, the Advisor agrees to pay all of the Independent Trustees’ compensation and expenses. Accordingly, the reference to the “compensation and expenses of each Independent Trustee” included in the list of enumerated exceptions to expenses paid for by the Advisor, as set forth in the aforementioned paragraph, is hereby deleted.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE